Rule 497(e)
                                                              File Nos. 2-75503
                                                              and 811-03364



                             Maxim Series Fund, Inc.

                       Supplement Dated September 19, 2003
                         To Prospectus Dated May 1, 2003

Effective upon the close of the New York Stock Exchange on December 5, 2003, shares of the Maxim Bond, Maxim Founders Growth & Income, Maxim Index European, Maxim Index 400, Maxim INVESCO Balanced and Maxim Index Pacific Portfolios (the "Portfolios") of the Maxim Series Fund, Inc. (the "Fund") will no longer be offered for sale, except in connection with the reinvestment of dividends.

On September 11, 2003, the Board of Directors of Fund approved a plan for the liquidation and dissolution of the Portfolios, subject to shareholder approval. A vote of shareholders will be taken at a special meeting of shareholders to be held on November 21, 2003. The proposed liquidation is expected to be completed within 60 days of shareholder approval, if obtained. Upon completion of the liquidation, the Portfolios will make a liquidating distribution to each remaining shareholder equal to the shareholder's proportionate interest in the net assets of the applicable Portfolio, in complete redemption and cancellation of the Portfolio shares held by that shareholder, and the Portfolio will be dissolved.


THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.